                          Van Kampen American Capital

                          ---------------------------

                                  HARBOR FUND

                          ---------------------------



                                 Annual Report
                               December 31, 1997


                             [PHOTO APPEARS HERE]


             -- A Wealth of Knowledge . A Knowledge of Wealth" --
                          VAN KAMPEN AMERICAN CAPITAL

                              TABLE OF CONTENTS

Letter to Shareholders........................................ 1

Performance Results........................................... 3

Performance in Perspective.................................... 4

Glossary of Terms............................................. 5

Portfolio Management Review................................... 6

Portfolio Highlights.......................................... 9

Portfolio of Investments......................................10

Statement of Assets and Liabilities...........................17

Statement of Operations.......................................18

Statement of Changes in Net Assets............................19

Financial Highlights..........................................20

Notes to Financial Statements.................................23

Report of Independent Accountants.............................29

                            LETTER TO SHAREHOLDERS

February 1, 1998

Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

     These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.

     Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

     After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

                     DENNIS J. MCDONNELL AND DON G. POWELL

                                       1                   Continued on page two

MARKET OVERVIEW

     Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.

     But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

     Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK

     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.

     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                                /s/ Dennis J. McDonnell

Don G. Powell                                    Dennis J. McDonnell
Chairman                                         President
Van Kampen American Capital                      Van Kampen American Capital
Asset Management, Inc.                           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997
                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

                                                  A SHARES   B SHARES   C SHARES
TOTAL RETURNS
One-year total return based on NAV/1/............   16.91%     15.98%     15.96%
One-year total return/2/.........................   10.17%     10.99%     14.96%
Five-year average annual total return/2/.........    9.96%     10.19%        N/A
Ten-year average annual total return/2/..........   11.67%        N/A        N/A
Life-of-Fund average annual total return/2/......    9.83%     10.77%      9.63%
Commencement Date................................ 11/15/56   12/20/91   10/26/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

     See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

     Debt securities acquired by the Fund are not subject to any ratings limitations and may include high-, medium-, lower- and non-rated debt securities. Lower- and non-rated securities are regarded as speculative with respect to capacity to pay interest and repay principal.

     Market forecasts provided in this report may not necessarily come to pass.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Reflect the impact of favorable market trends or difficult market conditions
     . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index*, the Russell 2000 Stock Index, and the Lipper Convertible Securities Fund Index** over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

     Van Kampen American Capital Harbor Fund vs. Standard & Poor's 500-Stock Index*, Russell 2000 Stock Index, and the Lipper Convertible Securities Fund Index** (December 31, 1987 through December 31, 1997)

         VKAC Harbour     Lipper Convertible     Standard and Poor's   Russell 2000 Stock Index
             Fund
12/31/87        9,425                 10,000                  10,000                     10,000
 1/31/88        9,828                 10,231                  10,404                     10,436
 2/29/88       10,181                 10,646                  10,839                     11,377
 3/31/88       10,113                 10,651                  10,569                     11,909
 4/30/88       l0,230                 10,763                  10,669                     12,180
 5/31/88       10,230                 10,685                  10,703                     11,852
 6/30/88       10,615                 11,130                  11,269                     12,697
 7/31/88       10,555                 11,006                  11,208                     12,577
 8/31/88       10,309                 10,836                  10,776                     12,256
 9/30/88       10,600                 11,050                  11,305                     12,581
10/31/88       10,888                 11,200                  11,599                     12,442
11/30/88       10,801                 11,062                  11,379                     12,029
12/31/88       11,005                 11,234                  11,650                     12,502
 1/31/89       11,547                 11,664                  12,478                     13,060
 2/28/89       11,485                 11,638                  12,117                     13,155
 3/31/89       11,698                 11,729                  12,474                     13,466
 4/30/89       12,131                 12,088                  13,099                     14,053
 5/31/89       12,474                 12,322                  13,559                     14,659
 6/30/89       12,609                 12,309                  13,573                     14,323
 7/31/89       13,122                 12,773                  14,772                     14,877
 8/31/89       13,232                 13,023                  15,001                     15,240
 9/30/89       13,215                 12,998                  15,024                     15,288
10/31/89       13,047                 12,649                  14,646                     14,383
11/30/89       13,168                 12,775                  14,888                     14,480
12/31/89       13,271                 12,847                  15,330                     14,535
 1/31/90       12,781                 12,378                  14,275                     13,265
 2/28/90       12,837                 12,516                  14,397                     13,677
 3/31/90       13,075                 12,689                  14,866                     14,209
 4/30/90       12,759                 12,455                  14,466                     13,745
 5/31/90       13,478                 13,066                  15,797                     14,718
 6/30/90       13,643                 13,092                  15,797                     14,748
 7/31/90       13,652                 13,008                  15,715                     14,099
 8/31/90       12,967                 12,329                  14,232                     12,221
 9/30/90       12,489                 11,806                  13,636                     11,140
10/31/90       12,350                 11,469                  13,545                     10,460
11/30/90       12,867                 11,990                  14,357                     11,257
12/31/90       13,108                 12,287                  14,852                     11,704
 1/31/91       13,463                 12,769                  15,469                     12,762
 2/28/91       14,000                 13,412                  16,510                     14,186
 3/31/91       14,236                 13,607                  17,002                     15,184
 4/30/91       14,246                 13,766                  17,008                     15,146
 5/31/91       14,483                 14,086                  17,664                     15,868
 6/30/91       14,182                 13,741                  16,965                     14,943
 7/31/91       14,673                 14,069                  17,726                     15,467
 8/31/91       15,112                 14,460                  18,074                     16,040
 9/30/91       15,134                 14,531                  17,871                     16,166
10/31/91       15,431                 14,814                  18,083                     16,593
11/30/91       15,209                 14,439                  17,289                     15,826
12/31/91       16,134                 15,245                  19,358                     17,093
 1/31/92       16,177                 15,636                  18,973                     18,478
 2/29/92       16,350                 15,918                  19,154                     19,017
 3/31/92       16,112                 15,724                  18,871                     18,373
 4/30/92       16,134                 15,774                  19,397                     17,730
 5/31/92       16,431                 16,042                  19,416                     17,965
 6/30/92       16,177                 15,876                  19,230                     17,166
 7/31/92       16,623                 16,295                  19,988                     17,711
 8/31/92       16,545                 16,207                  19,508                     17,211
 9/30/92       16,798                 16,520                  19,836                     17,608
10/31/92       16,922                 16,677                  19,878                     18,168
11/30/92       17,294                 17,091                  20,480                     19,558
12/31/92       17,688                 17,442                  20,831                     20,240
 1/31/93       18,102                 17,834                  20,977                     20,925
 2/28/93       18,102                 17,836                  21,197                     20,441
 3/31/93       18,638                 18,419                  21,738                     21,105
 4/30/93       18,409                 18,302                  21,185                     20,525
 5/31/93       18,844                 18,712                  21,666                     21,434
 6/30/93       19,100                 18,865                  21,841                     21,587
 7/31/93       19,027                 18,979                  21,724                     21,865
 8/31/93       19,686                 19,498                  22,472                     22,810
 9/30/93       19,870                 19,642                  22,403                     23,453
10/31/93       19,969                 19,938                  22,837                     24,057
11/30/93       19,599                 19,760                  22,542                     23,265
12/31/93       20,087                 20,030                  22,921                     24,061
 1/31/94       20,658                 20,539                  23,666                     24,815
 2/28/94       20,339                 20,363                  22,955                     24,725
 3/31/94       19,320                 19,646                  22,059                     23,420
 4/30/94       19,103                 19,396                  22,313                     23,559
 5/31/94       19,144                 19,370                  22,590                     23,295
 6/30/94       18,759                 19,208                  22,153                     22,504
 7/31/94       19,143                 19,521                  22,851                     22,873
 8/31/94       19,541                 20,074                  23,710                     24,148
 9/30/94       19,236                 19,914                  23,236                     24,067
10/31/94       19,278                 19,877                  23,721                     23,972
11/30/94       18,793                 19,322                  22,784                     23,004
12/31/94       18,796                 19,299                  23,232                     23,622
 1/31/95       19,122                 19,477                  23,796                     23,324
 2/28/95       19,491                 19,940                  24,654                     24,294
 3/31/95       19,770                 20,401                  25,487                     24,713
 4/30/95       20,187                 20,752                  26,200                     25,262
 5/31/95       20,661                 21,201                  27,151                     25,696
 6/30/95       21,050                 21,649                  27,912                     27,029
 7/31/95       21,776                 22,298                  28,799                     25,586
 8/31/95       21,849                 22,464                  28,790                     29,178
 9/30/95       22,284                 22,805                  30,123                     29,699
10/31/95       22,020                 22,433                  29,973                     28,371
11/30/95       22,694                 23,106                  31,204                     29,563
12/31/95       23,018                 23,365                  31,931                     30,343
 1/31/96       23,431                 23,782                  32,973                     30,310
 2/29/96       23,660                 24,151                  33,201                     31,255
 3/31/96       23,827                 24,385                  33,643                     31,891
 4/30/96       24,203                 24,949                  34,095                     33,596
 5/31/96       24,658                 25,354                  34,874                     34,920
 6/30/96       24,422                 25,022                  35,149                     33,486
 7/31/96       23,457                 24,139                  33,541                     30,561
 8/31/96       24,185                 24,994                  34,172                     32,336
 9/30/96       25,088                 25,789                  36,228                     33,599
10/31/96       25,199                 25,913                  37,174                     33,082
11/30/96       25,837                 26,802                  39,902                     34,445
12/31/96       25,798                 26,786                  39,243                     35,347
 1/31/97       26,689                 27,586                  41,650                     36,054
 2/28/97       26,517                 27,464                  41,896                     35,180
 3/31/97       25,621                 26,922                  40,302                     33,520
 4/30/97       25,864                 27,124                  42,656                     33,613
 5/31/97       27,167                 28,412                  45,155                     37,352
 6/30/97       28,019                 29,315                  48,323                     38,953
 7/31/97       29,420                 30,669                  51,020                     40,766
 8/31/97       29,210                 30,664                  48,089                     41,699
 9/30/97       30,700                 32,030                  50,862                     44,751
10/31/97       29,659                 31,228                  49,109                     42,785
11/30/97       29,818                 31,118                  51,298                     42,508
12/31/97       30,160                 31,315                  52,317                     43,252

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* The Standard & Poor's 500-Stock Index represents general stock market performance and was initially selected as a benchmark for the Fund's performance; however, based upon the Fund's asset composition, we believe the Russell 2000 Stock Index provides a more accurate benchmark for the Fund. Therefore, the Standard & Poor's 500-Stock Index will not be shown in future reports.

** The Lipper Convertible Securities Fund Index was not in existence until January 1, 1988.

                               GLOSSARY OF TERMS


BOND:
     A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CAPITALIZATION:
     The size of a company, as measured by the value of its stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

COMMON STOCK:
     Shares of securities that represent ownership in a corporation. Its dividend rights are subordinate to preferred stock, and its dividend is not fixed.

CONVERTIBLE SECURITY:
     A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

DOW JONES INDUSTRIAL AVERAGE:
     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established companies.

NET ASSET VALUE (NAV):
     The value of a mutual fund share, computed by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. It does not include any initial or contingent deferred sales charge.

STANDARD AND POOR'S 500-STOCK INDEX:
     An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

YIELD:
     The rate of return on an investment, usually expressed as an annual percentage rate.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

We recently spoke to the management team of the Van Kampen American Capital Harbor Fund about the key events and economic forces that shaped the markets during the past year. The team included James Behrmann and Christine Drusch, portfolio managers, and Alan T. Sachtleben, chief investment officer for equity investments. Effective January 12, 1998, Christine Drusch will be the portfolio manager and Matthew Hart will be the associate portfolio manager for the Harbor Fund. The following excerpts reflect their views on the Fund's performance during the year ended December 31, 1997.

Q    WHAT WAS THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE PAST 12
     MONTHS?

A    1997 was another positive year for the stock market. Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the market to record levels. However, the year was marked by several periods of notable volatility. In March, the economy was growing so rapidly that investors feared inflation might start to rise--a concern that sparked a month-long drop in the stock market and erased its year-to-date gains. This setback was brief, and the market had recouped its losses by early May. In October, the stock market became very sensitive to economic turmoil in Southeast Asia, causing the Dow Jones Industrial Average (DJIA) to drop a record number of points in a single day. The DJIA rose back up to hover slightly below its all-time high by the end of the reporting period.

     Market leadership took several twists and turns as well. Investors favored blue-chip stocks early in the year, but by mid-year momentum had switched to small-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position.

Q    HOW DID THE BOND AND CONVERTIBLE SECURITIES MARKETS RESPOND?

A    The bond market improved steadily throughout 1997, thanks to the continuation of controlled economic growth and negligible inflation. After a slight raise in March, the Federal Reserve Board did not adjust interest rates for the remainder of the year, which also contributed to the bond market rally. Yields on the 30-year Treasury bond fell steadily, while bond prices, which move in the opposite direction of yields, rose accordingly. In December, the yield on the 30-year Treasury bond had dipped below six percent, reaching a four-year low.

     Declining interest rates and the strong equity market propelled convertible securities throughout the year. Convertibles rose 18.98 percent during the reporting period, while their underlying common stock appreciated 22.10 percent, according to the Merrill Lynch Convertible Index. In other words, convertible securities returned 86 percent of their underlying common stock, or 3.12 percentage points less than their underlying common stock, while enjoying the lower levels of risk inherent in convertible securities. Most of the companies that issue convertible securities are small caps, so many convertibles got a boost in the third quarter when small caps outperformed the market.

Q    GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND?

A    We consistently manage the Fund for capital appreciation, current income, and preservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we focus on growth companies and diversify across many market sectors. At the end of the reporting period, the portfolio consisted of 81 percent convertible securities, 8 percent common stock, and 11 percent U.S. government obligations and short-term investments. We maintained a modest weighting in the common stock portion of the portfolio, given concerns about the impact of the economic turmoil in Asia. As often happens in times of economic uncertainty, many equity investors have shifted their assets to large, high-quality stocks with proven track records. Historically, the Fund's common stock allocation has been comprised of large, established growth companies, so this strategy has been compatible with the recent trend in the market.

Q    WHICH SECTORS AND HOLDINGS HAD THE GREATEST IMPACT ON THE
     PORTFOLIO?

A    Like the stock market, the Fund saw leadership rotate among the sectors during the reporting periodNas the markets reacted to economic and global events, investor sentiment for various industries rose and fell throughout the year. The best-performing sector overall was finance, which we attributed to favorable interest rates, low inflation, and moderate economic growth. We had a significant weighting in finance and enjoyed solid performance from Sovereign Bancorp, Conseco, Travelers Group, and U.S. Bancorp. While finance was the most consistently strong area, we found a number of attractive opportunities in consumer distribution or retail, including Pier 1 Imports, Home Depot, and Rite Aid. Also, we uncovered several promising names in health care, namely Sunrise Assisted Living, a provider of home-like retirement communities.

     Other noteworthy holdings came from the energy sector, as oil services companies performed well for most of the year. Demand for offshore drilling has been increasing, and many major drillers have increased their budgets for exploration and production. As a result, most exploration companies are in a growth cycle. Drillers and manufacturers of land rig equipment seem to be especially well positioned to take advantage of this environment, and the Fund's holdings in this area include Nabors Industries and Halter Marine. A bout of profit-taking at year-end caused a dip in oil stock prices, but we remain bullish on this sector in the long term.

     Finally, the Fund has a substantial weighting in consumer services. Within this category, temporary staffing has been particularly attractive. Firms that specialize in information technology are thriving, as companies hire temporary help to address short-term projects. Corestaff and Personnel Group of America are among our prominent holdings here. Another favorable segment of consumer services is broadcast media. Deregulation of this industry has allowed companies to own more radio or television stations within a given market and therefore control more advertising dollars. Sinclair Broadcasting (television) has been a leader for the Fund in this area. For additional Fund portfolio highlights, please refer to page 9.

Q    WHAT FACTORS WORKED AGAINST THE FUND?

A    The situation in Asia took a toll on the technology sector. Many technology companies either sell their products overseas, manufacture products for companies that do business overseas, or compete directly with Asian companies-any of which would have hindered performance in the past six months. Semiconductor stocks were hit especially hard, because much of their revenue is dependent upon Asia. The Fund had a moderate weighting in technology when the Asian crisis began to unfold, which minimized its effects on the Fund. The situation is expected to impact future growth rates in the technology sector, so we will make selections very carefully.

Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A    The Fund achieved a 12-month total return of 16.91 percent1 (Class A shares at net asset value) as of December 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 33.31 percent, and the Russell 2000 Index returned 22.36 percent. Finally, the Lipper Convertible Securities Fund Index, which most closely resembles the Fund, returned 16.91 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, while the Russell 2000 Index reflects the general performance of smaller-cap stocks. We have included the Russell 2000 Index because most convertible securities are issued by small cap companies. (The S&P 500-Stock Index will not be shown in future reports.) The Lipper Convertible Securities Fund Index represents the average performance of convertible securities funds.

     Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE NEXT SIX MONTHS?

A    We believe the economic uncertainty in Southeast Asia will be a double-
edged sword for the domestic economy. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from lower-priced imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates. Convertible securities typically perform well when interest rates are declining and the stock market is moderately strong, so we see this environment as favorable for the Harbor Fund.

     As investor sentiment shifts back to high-quality stocks, we expect larger, well-established companies to perform well. At the same time, we've begun to see more convertibles issued from these types of companies, which may provide some attractive choices for the Fund. Convertibles are considered defensive investments, having performed competitively in up markets while reducing the negative effects of down markets. Given the uncertain outlook for the economy, we believe the Harbor Fund may be a prudent choice for certain investors.


/s/ Alan T. Sachtleben                     /s/ Christine Drusch

Alan T. Sachtleben                         Christine Drusch
Chief Investment Officer                   Portfolio Manager
Equity Investments

                                       8      Please see footnotes on page three

                             PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                               As of                 As of
                                         December 31, 1997       June 30, 1997
United States Treasury Bond                   4.8%..........           N/A
Merrill Lynch                                 2.6%..........           2.7%
Sovereign Bancorp, Inc.                       1.9%..........           1.9%
Corestaff, Inc.                               1.8%..........           N/A
Pennzoil Co.                                  1.7%..........           1.4%
Alza Corp., LYON                              1.7%..........           1.5%
Houston Industries, Inc.                      1.7%..........           N/A
Roche Holdings, Inc.                          1.6%..........           1.0%
Omnicom Group, Inc.                           1.6%..........           1.8%
Ahmanson H.F. Co.                             1.6%..........           N/A
N/A = Not Applicable

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997                AS OF JUNE 30, 1997
Consumer Services...........  17%      Consumer Services............  17%
Finance.....................  15%      Finance......................  17%
Health Care.................  13%      Energy.......................  12%
Energy......................  12%      Consumer Distribution........  11%
Consumer Distribution.......  11%      Technology...................  10%

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL ASSETS

       AS OF DECEMBER 31, 1997
       [_] Common Stock.................   8%
       [_] U.S. Government..............  11%
       [_] Convertibles.................  81%


       AS OF JUNE 30, 1997
       [_] Common Stock.................  11%
       [_] U.S. Government..............   5%
       [_] Convertibles.................  80%
       [_] Other........................   4%

------------------------------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------------------------------
                               December 31, 1997
------------------------------------------------------------------------------------------------------
Par
Amount
(000)                Description                                   Coupon     Maturity   Market Value
-----------------------------------------------------------------------------------------------------
                     DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS 50.0%
                     CONSUMER DISTRIBUTION 10.2%
$    8,500           Costco Cos, Inc., 144A-Private Placement (a)..       *    08/19/17  $  5,057,500
     4,300           CUC International, Inc........................   3.000%   02/15/02     5,364,250
     4,700           Home Depot, Inc...............................   3.250    10/01/01     6,274,500
     2,925           InaCom Corp...................................   6.000    06/15/06     3,948,750
     4,700           Men's Warehouse, Inc..........................   5.250    03/01/03     5,546,000
     3,000           Pier 1 Imports, Inc...........................   5.750    10/01/03     5,760,000
     4,700           Rite Aid Corp., 144A-Private Placement (a)....   5.250    09/15/02     5,064,250
     4,500           Staples, Inc., 144A-Private Placement (a).....   4.500    10/01/00     5,962,500
     4,500           U.S. Office Products Co.......................   5.500    05/15/03     4,185,000
                                                                                           ----------
                                                                                           47,162,750
                                                                                           ----------

                     CONSUMER NON-DURABLES 0.7%
     3,100           Loews Corp....................................   3.125    09/15/07     3,100,000
                                                                                           ----------
                     CONSUMER SERVICES 8.3%
     9,240           Corestaff, Inc................................   2.940    08/15/04     7,692,300
     2,125           Hilton Hotels Corp............................   5.000    05/15/06     2,332,187
     5,900           Interpublic Group Cos Inc., 144A-Private
                     Placement (a).................................   1.800    09/16/04     4,852,750
     3,700           Marriott International, Inc., LYON............       *    03/25/11     2,405,000
     5,885           National Data Corp............................   5.000    11/01/03     5,723,163
    10,250           News America Holdings, Inc., LYON.............       *    03/11/13     4,817,500
     5,000           Omnicom Group, Inc., 144A-Private
                     Placement (a).................................   4.250    01/03/07     6,925,000
     2,000           Personnel Group of America, Inc., 144A-Private
                     Placement (a).................................   5.750    07/01/04     2,240,000
     3,000           Times Mirror Co., LYON,
                     144A-Private Placement (a)....................       *    04/15/17     1,260,000
                                                                                           ----------
                                                                                           38,247,900
                                                                                           ----------
                     ENERGY 5.0%
     4,050           Consolidated Natural Gas Co...................   7.250    12/15/15     4,647,375
     1,500           Nabors Industries, Inc........................   5.000    05/15/06     2,692,500
     2,100           Offshore Logistics, Inc., 144A-Private
                     Placement (a).................................   6.000    12/15/03     2,415,000

                                               See Notes to Financial Statements

--------------------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
                               December 31, 1997
--------------------------------------------------------------------------------------------
Par
Amount
(000)         Description                                 Coupon     Maturity   Market Value
--------------------------------------------------------------------------------------------
              ENERGY (CONTINUED)
$    1,700    Parker Drilling Co........................     5.500%   08/01/04  $  1,806,250
     5,500    Pennzoil Co. (Convertible into 76,518 Chevron
              Oil Co. common shares)....................     4.750    10/01/03     7,370,000
     2,500    SFP Pipeline Holdings, Inc................    11.163    08/15/10     4,045,608
                                                                                 -----------
                                                                                  22,976,733
                                                                                 -----------

              FINANCE 3.5%
     3,240    Berkshire Hathaway, Inc...................         *    12/02/01     5,236,650
   STRYPES    Merrill Lynch, 125,500 shares (Convertible into
              102,860 Cox Communication common shares)..     6.000    06/01/99     4,236,481
   STRYPES    Merrill Lynch, 60,000 shares (Convertible into
              49,998 MGIC Investment Corp. common shares)    6.500    08/15/98     6,636,091
                                                                                 -----------
                                                                                  16,109,222
                                                                                 -----------

              HEALTHCARE 11.4%
     4,300    Alternative Living Services, Inc..........     5.250    12/15/02     4,966,500
    16,000    Alza Corp., LYON..........................         *    07/14/14     7,360,000
     5,000    Athena Neurosciences, Inc., 144A-Private
              Placement (a).............................     4.750    11/15/04     5,100,000
     4,000    Dura Pharmaceuticals, Inc.................     3.500    07/15/02     4,460,000
     4,000    FPA Medical Management, Inc...............     6.500    12/15/01     4,090,000
     4,800    Omnicare, Inc., 144A-Private Placement (a)     5.000    12/01/07     4,896,000
     4,800    Phycor, Inc...............................     4.500    02/15/03     4,680,000
     2,400    Renal Treatment Centers, Inc..............     5.625    07/15/06     2,895,000
     1,425    Renal Treatment Centers, Inc., 144A-Private
              Placement (a).............................     5.625    07/15/06     1,718,906
    15,000    Roche Holdings, Inc., 144A-Private
              Placement (a).............................         *    05/06/12     6,937,500
     4,500    Sunrise Assisted Living, Inc., 144A-Private
              Placement (a).............................     5.500    06/15/02     5,827,500
                                                                                 -----------
                                                                                  52,931,406
                                                                                 -----------

              PRODUCER MANUFACTURING 4.0%
     2,700    Robbins and Myers, Inc....................     6.500    09/01/03     4,158,000
     5,000    Thermo Electron Corp., 144A-Private
              Placement (a).............................     4.250    01/01/03     6,225,000
     1,945    U.S. Filter Corp..........................     4.500    12/15/01     2,013,075
     5,540    USA Waste Services, Inc...................     4.000    02/01/02     6,121,700
                                                                                 -----------
                                                                                  18,517,775
                                                                                 -----------

                                               See Notes to Financial Statements

                               December 31, 1997

Par
Amount
(000)     Description                                                      Coupon       Maturity  Market Value
          TECHNOLOGY 5.7%
$  2,475  American Residential Services, Inc..........................       7.250%     04/15/04   $ 2,196,563
   1,000  Comverse Technology, Inc....................................       5.750      10/01/06     1,073,750
   3,650  Comverse Technology, Inc., 144A-Private
          Placement (a)...............................................       5.750      10/01/06     3,919,188
   3,500  Dovatron International, Inc., 144A-Private
          Placement (a)...............................................       6.000      10/15/02     5,385,625
   1,750  EMC Corp....................................................       3.250      03/15/02     2,371,250
   7,750  Hewlett Packard Co., LYON, 144A-Private
          Placement (a)...............................................           *      10/14/17     4,049,375
   3,700  Solectron Corp., 144A-Private Placement (a).................       6.000      03/01/06     5,078,250
   1,200  Titan Corp..................................................       8.250      11/01/03     2,148,000
                                                                                                   -----------
                                                                                                    26,222,001
                                                                                                   -----------
          TRANSPORTATION 1.2%
   1,800  Halter Marine Group, Inc., 144A-Private
          Placement (a)...............................................       4.500      09/15/04     2,016,000
   3,365  Seacor Holdings, Inc........................................       5.375      11/15/06     3,836,100
                                                                                                    ----------
                                                                                                     5,852,100
                                                                                                    ----------
            TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS 50.0%..............................   231,119,887
                                                                                                   -----------
          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS 1.6%
   3,400  Deutsche Bank Finance (Netherlands),
          144A-Private Placement (Convertible into
          51,511 Daimler-Benz common shares)(a).......................          *       02/12/17     1,513,000
   2,100  IMAX Corp. (Canada), 144A-Private
          Placement (a)...............................................       5.750      04/01/03     2,535,750
   1,700  Swiss Re Finance Bermuda Ltd. (Switzerland),
          144A-Private Placement (a)..................................       2.000      07/06/00     3,115,250
                                                                                                    ----------
                TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS.................................     7,164,000
                                                                                                    ----------
          UNITED STATES GOVERNMENT OBLIGATIONS 4.4%
  20,000  United States Treasury Bond................................        6.125      11/15/27    20,559,400
                                                                                                   -----------

                                      12       See Notes to Financial Statements

                               December 31, 1997


Description                                                                  Shares   Market Value
CONVERTIBLE PREFERRED STOCK 28.2%
CONSUMER DURABLES 0.6%
Newell Financial Trust, 5.25%, 144A-Private Placement (a)...................  55,000    $2,860,000
                                                                                         ---------
CONSUMER NON-DURABLES 0.8%
Ralston Purina Co., 7.00% (Convertible into 83,609
Interstate Bakeries Corp. common shares)....................................  51,000     3,514,222
                                                                                         ---------
CONSUMER SERVICES 6.4%
Apple South Financing, Inc., TECONS, $3.500 dividend per share..............  25,000     1,290,625
Evergreen Media Corp., $3.000 dividend per share, 144A-Private
Placement (a)...............................................................  75,000     5,943,750
Golden Books Financing Trust, TOPRS, 8.75%, 144A-Private
Placement (a)...............................................................  65,700     3,465,675
Host Marriott Financial Trust, QUIPS, 6.75%, 144A-Private
Placement (a)...............................................................  85,000     5,142,500
News Corp., 5.00% (Convertible into 69,498 British Sky Broadcasting Group
common shares), 144A-Private Placement (a)..................................  45,000     4,005,000
Sinclair Broadcast Group Inc., 6.00%........................................  48,900     2,799,525
Snyder Communications, Inc., STRYPES, 6.50%................................. 165,000     5,610,000
TCI Communications, $2.125 dividend per share...............................  25,000     1,603,125
                                                                                        ----------
                                                                                        29,860,200
                                                                                        ----------
ENERGY 3.8%
EVI, Inc., 5.00%, 144A - Private Placement (a)..............................  85,000     3,878,125
Sun Co., Ser A, $1.800 dividend per share...................................  80,000     2,870,000
Tosco Financing Trust, 5.75%................................................  78,500     5,033,813
Unocal Capital Trust, 6.25%................................................. 100,000     5,625,000
                                                                                        ----------
                                                                                        17,406,938
                                                                                        ----------
FINANCE 8.3%
Ahmanson H.F. Co., $3.000 dividend per share Ser D, 6.00%...................  50,000     6,875,000
American Heritage Life Investment Corp., PRIDES, 8.50%......................  25,000     1,425,000
Conseco, Inc., PRIDES, 7.00%................................................ 100,000     5,125,000
Finova Finance Trust, TOPRS, 5.50%..........................................  40,000     2,800,000
Jefferson Pilot Corp., ACES, 7.25%..........................................  38,000     4,066,000
PLC Capital Trust II, 6.50%.................................................  48,000     2,640,000
Sovereign Bancorp, Inc., $3.125 dividend per share..........................  65,000     8,092,500

                                      13      See Notes to Financial Statements

                               December 31, 1997

Description                                                          Shares     Market Value
FINANCE (CONTINUED)
Sunamerica, Inc., PERCS, $3.188 dividend per share...............   110,200      $ 5,131,188
WBK Trust, STRYPES, 10.00%.......................................    63,000        2,110,500
                                                                                 -----------
                                                                                  38,265,188
                                                                                 -----------
HEALTHCARE 1.0%
MedPartners, Inc., 6.50%.........................................   206,000        4,532,000
                                                                                 -----------
RAW MATERIALS/PROCESSING INDUSTRIES 0.4%
Timet Capital Trust, Inc., 6.625%, 144A-Private Placement (a)....    34,000        1,700,000
                                                                                 -----------
TECHNOLOGY 0.4%
Qualcomm Financial Trust, 5.75%, 144A-Private Placement (a)......    45,000        2,126,250
                                                                                 -----------
TRANSPORTATION 1.4%
CNF Trust I, Ser A, TECONS, 5.00%................................    25,000        1,425,000
Royal Caribbean Cruises Limited, Ser A, 7.25%....................    60,000        5,103,750
                                                                                 -----------
                                                                                   6,528,750
                                                                                 -----------
UTILITIES 5.1%
Aes Trust II, TECONS, 5.50%, 144A - Private Placement (a)........    50,000        2,600,000
Houston Industries, Inc., ACES, 7.00% (Convertible into 106,399
Time Warner, Inc. common shares).................................   128,750        7,346,796
Nextel Trust, STRYPES, 7.25%.....................................   255,000        6,056,250
Nortel Inversora SA, MEDS (Argentina), 10.00% (Convertible into
93,047 Telecom Argentina SA common shares).......................    53,500        3,393,906
Worldcom, Inc., DECS, 8.00%......................................    41,600        4,368,000
                                                                                 -----------
                                                                                  23,764,952
                                                                                 -----------
TOTAL CONVERTIBLE PREFERRED STOCK 28.2%..........................                130,558,500
                                                                                 -----------

                                      14       See Notes to Financial Statements

                               December 31, 1997

Description                                           Shares  Market Value
COMMON STOCKS 8.0%
CONSUMER NON-DURABLES 0.9%
RJR Nabisco Holdings Corp..........................  109,200  $  4,095,000
                                                              ------------
CONSUMER SERVICES 0.6%
CBS Corp...........................................  100,000     2,943,750
                                                              ------------
ENERGY 2.5%
Amoco Corp.........................................   34,000     2,894,250
British Petroleum Co. PLC-ADR (United Kingdom).....   20,000     1,593,750
Texaco, Inc........................................   70,000     3,806,250
USX-Marathon Group.................................   90,000     3,037,500
                                                              ------------
                                                                11,331,750
                                                              ------------
FINANCE 2.0%
Citicorp...........................................   20,000     2,528,750
Travelers Group, Inc...............................   51,000     2,747,625
U.S. Bancorp.......................................   37,000     4,141,687
                                                              ------------
                                                                 9,418,062
                                                              ------------
PRODUCER MANUFACTURING 0.7%
General Electric Co................................   42,600     3,125,775
                                                              ------------
TECHNOLOGY 0.6%
International Business Machines Corp...............   25,000     2,614,062
                                                              ------------
UTILITIES 0.7%
SBC Communications, Inc............................   45,000     3,296,250
                                                              ------------
TOTAL COMMON STOCKS................................             36,824,649
                                                              ------------
TOTAL LONG-TERM INVESTMENTS 92.2% (COST $378,642,297)          426,226,436
                                                              ------------

                                      15       See Notes to Financial Statements

                               December 31, 1997

Description                                                            Market Value
SHORT-TERM INVESTMENTS 6.9%
REPURCHASE AGREEMENT 0.3%
BA Securities ($1,335,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on
01/02/98 at $1,335,482)...........................................     $  1,335,000
                                                                       ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS 6.6%
Federal Home Loan Mortgage
($5,907,000 par, yielding 5.553%, 02/06/98 maturity)..............        5,873,730
 Federal National Mortgage Association
($5,000,000 par, yielding 5.553%, 01/05/98 maturity)..............        4,996,181
 Federal National Mortgage Association
($20,000,000 par, yielding 5.553%, 02/06/98 maturity).............       19,887,458
                                                                       ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..........................       30,757,369
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (COST $32,092,369)...................       32,092,369
                                                                       ------------
TOTAL INVESTMENTS 99.1% (COST $410,734,666).......................      458,318,805
OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%........................        4,015,890
                                                                       ------------
NET ASSETS 100.0%.................................................     $462,334,695
                                                                       ------------

*Zero coupon bond
(a) 144A securities are those which are exempt from registration.under Rule 144A of the Securities Act of 1933.
     These securities may be resold only in transactions exempt from registration which are normally transactions with qualified institutional buyers.
ACES-Automatically convertible equity securities
ADR -American Depository Receipt
DECS-Debt exchangeable for common stock
LYON-Liquid yield option note
MEDS-Mandatorily exchangeable debt security
PERCS-Preferred equity redemption cumulative stock
PRIDES-Preferred redeemable increased dividend equity security
QUIPS-Quality income preferred securities
STRYPES-Structured yield product exchangeable for stock
TECONS-Trust convertible securities
TOPRS-Trust originated preferred securities

                                      16       See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1997

ASSETS:
Total Investments (Cost $410,734,666)........................................        $458,318,805
Cash.........................................................................               5,272
Receivables:
     Investments Sold........................................................           9,805,468
     Interest................................................................           2,113,924
     Dividends...............................................................             320,143
     Fund Shares Sold........................................................              85,406
Other........................................................................              41,819
                                                                                     ------------
     Total Assets............................................................         470,690,837
                                                                                     ------------
LIABILITIES:
Payables:
     Income Distributions....................................................           3,942,274
     Investments Purchased...................................................           2,235,030
     Fund Shares Repurchased.................................................           1,338,404
     Distributor and Affiliates..............................................             305,840
     Investment Advisory Fee.................................................             213,154
Accrued Expenses.............................................................             180,139
Trustees' Deferred Compensation and Retirement Plans.........................             141,301
                                                                                     ------------
     Total Liabilities.......................................................           8,356,142
                                                                                     ------------
NET ASSETS...................................................................        $462,334,695
                                                                                     ============
NET ASSETS CONSIST OF:
Capital......................................................................        $408,435,858
Net Unrealized Appreciation..................................................          47,584,139
Accumulated Net Realized Gain................................................           4,507,515
Accumulated Undistributed Net Investment Income..............................           1,807,183
                                                                                     ------------
NET ASSETS...................................................................        $462,334,695
                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $376,442,973 and 24,997,425 shares of beneficial interest issued and
     outstanding)............................................................        $      15.06
     Maximum sales charge (5.75%* of offering price).........................                 .92
                                                                                     ------------
     Maximum offering price to public........................................        $      15.98
                                                                                     ============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $81,289,568 and 5,426,072 shares of beneficial interest issued and
     outstanding)............................................................        $      14.98
                                                                                     ============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $4,602,154 and 305,181 shares of beneficial interest issued and
     outstanding)............................................................        $      15.08
                                                                                     ============
*On sales of $50,000 or more, the sales charge will be reduced.

                                      17       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1997

INVESTMENT INCOME:
Interest...................................................................        $13,976,440
Dividends..................................................................          7,614,260
                                                                                   -----------
     Total Income..........................................................         21,590,700
                                                                                   -----------
EXPENSES:
Investment Advisory Fee....................................................          2,510,215
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $860,887, $817,776 and $40,397, respectively)............................          1,719,060
Shareholder Services.......................................................            852,052
Legal......................................................................             43,836
Trustees' Fees and Expenses................................................             18,228
Custody....................................................................             16,471
Other......................................................................            367,628
                                                                                   -----------
     Total Expenses........................................................          5,527,490
                                                                                   -----------
NET INVESTMENT INCOME......................................................        $16,063,210
                                                                                   ===========
REALIZED AND UNREALIZED GAIN:
Net Realized Gain..........................................................        $54,691,941
                                                                                   -----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period...............................................         46,088,714
     End of the Period.....................................................         47,584,139
                                                                                   -----------
     Net Unrealized Appreciation During the Period.........................          1,495,425
                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN...........................................        $56,187,366
                                                                                   ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................        $72,250,576
                                                                                   ===========

                                      18       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                              For the Years Ended
                          December 31, 1997 and 1996

                                                                          Year Ended          Year Ended
                                                                        December 31,        December 31,
                                                                                1997                1996
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................................    $  16,063,210       $  15,957,003
Net Realized Gain..................................................       54,691,941          30,086,825
Net Unrealized Appreciation During the Period......................        1,495,425           5,783,287
                                                                       -------------       -------------
     Change in Net Assets from Operations..........................       72,250,576          51,827,115
                                                                       -------------       -------------
Distributions from Net Investment Income*..........................      (17,653,801)        (15,719,315)
Distributions in Excess of Net Investment Income*..................       (2,441,344)                 --
                                                                       -------------       -------------
Distributions from and in Excess of Net Investment Income*.........      (20,095,145)        (15,719,315)
Distributions from Net Realized Gains*.............................      (48,007,153)        (34,144,422)
                                                                       -------------       -------------
      Total Distributions..........................................      (68,102,298)        (49,863,737)

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES................        4,148,278           1,963,378
                                                                       -------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................................       84,935,691          87,167,694
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................................       56,172,535          40,889,008
Cost of Shares Repurchased.........................................     (138,510,168)       (150,653,873)
                                                                       -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.................        2,598,058         (22,597,171)
                                                                       -------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............................        6,746,336         (20,633,793)
NET ASSETS:
Beginning of the Period............................................      455,588,359         476,222,152
                                                                       -------------       -------------
End of the Period (Including accumulated undistributed
  net investment income of ($1,807,183) and
  $1,590,591, respectively)........................................    $ 462,334,695       $ 455,588,359
                                                                       =============       =============

                                                                          Year Ended          Year Ended
*Distributions by Class                                            December 31, 1997   December 31, 1996
--------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
     Class A Shares................................................    $ (16,890,943)      $ (13,429,245)
     Class B Shares................................................       (3,045,626)         (2,188,814)
     Class C Shares................................................         (158,576)           (101,256)
                                                                       -------------       -------------
                                                                       $ (20,095,145)      $ (15,719,315)
                                                                       =============       =============
Distributions from Net Realized Gain:
     Class A Shares................................................    $ (39,111,920)      $ (28,014,766)
     Class B Shares................................................       (8,428,584)         (5,855,197)
     Class C Shares................................................         (466,649)           (274,459)
                                                                       -------------       -------------
                                                                       $ (48,007,153)      $ (34,144,422)
                                                                       =============       =============

                                      19       See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------------------------
                                                               Year Ended December 31,
                                                 ------------------------------------------------
Class A Shares                                      1997      1996     1995       1994      1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $15.054   $ 15.05   $13.24   $  15.12    $14.95
                                                 -------   -------   ------   --------    ------
Net Investment Income..........................     .600      .566      .68        .63       .69
Net Realized and Unrealized Gain/Loss..........    1.854     1.173     2.25    (1.5625)    1.365
                                                 -------   -------   ------   --------    ------
Total from Investment Operations...............    2.454     1.739     2.93     (.9325)    2.055
                                                 -------   -------   ------   --------    ------
Less:
     Distributions from and in Excess of
     Net Investment Income.....................     .730      .555    .7025        .62       .66
     Distributions from and in Excess of
     Net Realized Gain.........................    1.719     1.180    .4175      .3275     1.225
                                                 -------   -------   ------   --------    ------
Total Distributions............................    2.449     1.735     1.12      .9475     1.885
                                                 -------   -------   ------   --------    ------
Net Asset Value, End of the Period.............  $15.059   $15.054   $15.05   $  13.24    $15.12
                                                 =======   =======   ======   ========    ======
Total Return (a)...............................    16.91%    12.08%   22.46%     (6.43%)   13.56%
Net Assets at End of the Period (In millions)..  $ 376.4   $ 373.1   $394.5   $  369.7    $432.3
Ratio of Expenses to Average Net Assets........     1.04%     1.09%    1.00%      1.04%     1.02%
Ratio of Net Investment Income to
Average Net Assets.............................     3.58%     3.60%    4.62%      4.39%     4.37%
Portfolio Turnover.............................      170%      129%     130%       105%      134%
Average Commission Paid Per
Equity Share Traded (b)........................  $ .0599   $ .0605       --         --        --

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

                        FINANCIAL HIGHLIGHTS (CONTINUED

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


------------------------------------------------------------------------------------------------
                                                               Year Ended December 31,
                                                 -----------------------------------------------
Class B Shares                                      1997      1996     1995       1994    1993(a)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $14.992   $ 14.99   $13.20   $  15.07    $14.90
                                                 -------   -------   ------   --------    ------
     Net Investment Income.....................     .470      .437      .56        .51       .56
     Net Realized and Unrealized Gain/Loss.....    1.848     1.180     2.23    (1.5505)    1.375
                                                 -------   -------   ------   --------    ------
Total from Investment Operations...............    2.318     1.617     2.79    (1.0405)    1.935
                                                 -------   -------   ------   --------    ------
Less:
     Distributions from and in Excess of
     Net Investment Income.....................     .610      .435    .5825       .502       .54
     Distributions from and in Excess of
     Net Realized Gain.........................    1.719     1.180    .4175      .3275     1.225
                                                  -------   -------   ------   --------    ------
Total Distributions............................    2.329     1.615     1.00      .8295     1.765
                                                 -------   -------   ------   --------    ------
Net Asset Value, End of the Period.............  $14.981   $14.992   $14.99   $  13.20    $15.07
                                                 =======   =======   ======   ========    ======
Total Return (b)...............................    15.98%    11.19%   21.46%     (7.11%)   12.68%
Net Assets at End of the Period (In millions)..  $  81.3   $  78.9   $ 78.1   $   71.1    $ 60.1
Ratio of Expenses to Average Net Assets........     1.82%     1.88%    1.81%      1.84%     1.73%
Ratio of Net Investment Income to
Average Net Assets.............................     2.80%     2.81%    3.81%      3.63%     3.62%
Portfolio Turnover.............................      170%      129%     130%       105%      134%
Average Commission Paid Per
Equity Share Traded (c)........................  $ .0599   $ .0605       --         --       --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

------------------------------------------------------------------------------------------------------------------
                                                                                                 October 26, 1993
                                                                                                    (Commencement
                                                              Year Ended December 31,         of Distribution) to
                                                     --------------------------------------
Class C Shares                                          1997      1996     1995       1994    December 31, 1993(a)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period........................................   $15.079   $ 15.07   $13.25   $  15.13              $ 16.14
                                                     -------   -------   ------   --------              -------
     Net Investment Income........................      .448      .439      .56        .52                  .15
     Net Realized and Unrealized
     Gain/Loss....................................     1.882     1.185     2.26    (1.5705)              (.0325)
                                                     -------   -------   ------   --------              -------
Total from Investment Operations..................     2.330     1.624     2.82    (1.0505)               .1175
                                                     -------   -------   ------   --------              -------
Less:
     Distributions from and in Excess
     of Net Investment Income.....................      .610      .435    .5825       .502                 .125
     Distributions from and in Excess
     of Net Realized Gain.........................     1.719     1.180    .4175      .3275               1.0025
                                                     -------   -------   ------   --------              -------
Total Distributions...............................     2.329     1.615     1.00      .8295               1.1275
                                                     -------   -------   ------   --------              -------
Net Asset Value, End of the Period................   $15.080   $15.079   $15.07   $  13.25              $ 15.13
                                                     =======   =======   ======   ========              =======
Total Return (b)..................................     15.96%    11.20%   21.52%     (7.14%)                .93%*
Net Assets at End of the Period
(In millions).....................................   $   4.6   $   3.6   $  3.6   $    3.3              $   1.1
Ratio of Expenses to
Average Net Assets................................      1.82%     1.88%    1.80%      1.84%                1.90%
Ratio of Net Investment Income to
Average Net Assets................................      2.79%     2.81%    3.80%      3.72%                3.88%
Portfolio Turnover................................       170%      129%     130%       105%                 134%
Average Commission Paid Per
Equity Share Traded (c)...........................   $ .0599   $ .0605       --         --                   --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

*    Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income, capital appreciation, and conservation of capital by investing primarily in convertible bonds and preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and October 26, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. Unlisted convertible securities are valued at the higher of their last bid price or the value of the securities issuable on conversion. Fixed income investments are stated at values using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 26% of the investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase commitments.

                               December 31, 1997

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $23,597,262 as a 28% rate capital gain distribution and $10,286,383 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. For corporate shareholders 20.36% of the distributions qualify for the dividend received deductions.

     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

     At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $411,097,980; the aggregate gross unrealized appreciation is $54,513,093 and the aggregate gross unrealized depreciation is $7,292,268, resulting in net unrealized appreciation of $47,220,825.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net

                               December 31, 1997

realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. Permanent difference related to the recognition of market discount on bonds totaling $4,253,633 have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income. Additionally, miscellaneous permanent difference of ($5,106) was reclassified from accumulated net investment income to accumulated net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                   % Per Annum
--------------------------------------------------------------------------------
First $350 million.................................................... .55 of 1%
Next $350 million..................................................... .50 of 1%
Next $350 million..................................................... .45 of 1%
Over $1.05 billion.................................................... .40 of 1%

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $43,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $90,000 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $543,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year

                               December 31, 1997

period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.
At December 31, 1997, VKAC owned 10,929 Class A shares of the Fund.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At December 31, 1997, capital aggregated $322,661,130, $81,120,868 and
$4,653,860 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                 SHARES           VALUE
-----------------------------------------------------------------------
Sales:
     Class A...............................   4,596,353   $  72,255,103
     Class B...............................     702,695      11,137,353
     Class C...............................      95,609       1,543,235
                                              ---------   -------------
Total Sales................................   5,394,657   $  84,935,691
                                              =========   =============
Dividend Reinvestment:
     Class A...............................   3,078,670   $  45,914,946
     Class B...............................     660,267       9,780,959
     Class C...............................      32,032         476,630
                                              ---------   -------------
Total Dividend Reinvestment................   3,770,969   $  56,172,535
                                              =========   =============
Repurchases:
     Class A...............................  (7,461,163)  $(118,439,608)
     Class B...............................  (1,201,555)    (19,139,823)
     Class C...............................     (58,685)       (930,737)
                                              ---------   -------------
Total Repurchases                            (8,721,403)  $(138,510,168)
                                              =========   =============

                               December 31, 1997

     At December 31, 1996, capital aggregated $322,930,689, $79,342,379 and
$3,564,732 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                 SHARES           VALUE
-----------------------------------------------------------------------
Sales:
     Class A                                  4,875,165   $  75,494,408
     Class B                                    703,001      10,764,426
     Class C                                     58,788         908,860
                                              ---------   -------------
Total Sales                                   5,636,954   $  87,167,694
                                              =========   =============
Dividend Reinvestment:
     Class A                                  2,263,498   $  33,723,663
     Class B                                    463,576       6,871,379
     Class C                                     19,718         293,966
                                              ---------   -------------
Total Dividend Reinvestment                   2,746,792   $  40,889,008
                                              =========   =============
Repurchases:
     Class A                                 (8,572,686)  $(132,355,144)
     Class B                                 (1,109,391)    (16,975,680)
     Class C                                    (85,772)     (1,323,049)
                                              ---------   -------------
Total Repurchases                            (9,767,849)  $(150,653,873)
                                              =========   =============

                               December 31, 1997

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                           CONTINGENT DEFERRED
                                           SALES CHARGE
YEAR OF REDEMPTION                         CLASS B     CLASS C
--------------------------------------------------------------
First....................................     5.00%     1.00%
Second...................................     4.00%      None
Third....................................     3.00%      None
Fourth...................................     2.50%      None
Fifth....................................     1.50%      None
Sixth and Thereafter.....................      None      None


     For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $48,500 and CDSC on the redeemed shares of Classes B and C of approximately $125,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $730,572,633 and $799,658,611, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $678,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Harbor Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP


Chicago, Illinois
January 29, 1997

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International /Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American
FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term
        Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at www.vkac.com N to view prospectuses, select
     Investors' Place, then Download a Prospectus
 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
     (Telecommunications Device for the Deaf users, call 1-800-421-2833)
 .    e-mail us by visiting www.vkac.com and selecting Investors' Place

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

Board of Trustees

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

Officers

DENNIS J. MCDONNELL*
     President
RONALD A. NYBERG*
     Vice President and Secretary
EDWARD C. WOOD, III*
     Vice President and Chief Financial Officer
CURTIS W. MORELL*
     Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
     Treasurer
TANYA M. LODEN*
     Controller
PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
     Vice Presidents

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, Texas 77056

Distributor

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PRICE WATERHOUSE LLP
200 E. Randolph Drive
Chicago, IL 60601


                            TAX NOTICE TO CORPORATE
                                 SHAREHOLDERS

For 1997, 20.36% of the dividends paid by the fund and taxed as ordinary income qualified for the 70% dividends received deduction for corporations.


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(c)  Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.
SM   denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

THIS PAGE INTENTIONALLY LEFT BLANK

Van Kampen American Capital Distributors, Inc.                Bulk Rate
One Parkview Plaza                                            U.S. Postage
Oakbrook Terrace, Illinois 60181                              PAID
                                                              VAN KAMPEN
                                                              AMERICAN CAPITAL